EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our reports dated June 6, 1997, included in this Form 10-K Annual Report, into the Company's previously filed Registration Statements:


               Registration
Form:            Number:                            Relating to:
-----------------------------------------------------------------------------


S-8              33-53024          Smithfield Foods, Inc. 401(k) Plan for
                                   Salaried Employees
S-8              33-14219          1984 Stock Option Plan




                                                       ARTHUR ANDERSEN LLP
Richmond, Virginia
July 23,  1997